SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2001


                                 LECHTERS, INC.
               (Exact Name of Registrant as Specified in Charter)


             New Jersey              000-17870                 13-2821526
             -----------             ---------                 ----------
    (State or Other Jurisdiction    (Commission               (IRS Employer
          of Incorporation)          File No.)             Identification No.)


 One Cape May Street, Harrison, New Jersey                            07029
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(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code (973) 481-1100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On May 21, 2001, each of the Company and its wholly owned subsidiaries (collectively, the "Debtors") filed voluntary petitions seeking protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. A list of the Debtors is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

         The cases have been assigned to Judge Arthur J. Gonzales. Pursuant to an order of the Bankruptcy Court, the individual Chapter 11 cases were consolidated for procedural purposes only and are to be jointly administered by the Bankruptcy Court (Chapter 11 Case Nos. 01-41432 through 01-41483 (AJG)). Each of the Debtors continues to operate its business and manage its property as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. The Debtors intend to propose a plan or plans of reorganization pursuant to Chapter 11 of the Bankruptcy Code. See the press release dated May 21, 2001 attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

ITEM 5.    OTHER EVENTS.

         On June 12, 2001, the Bankruptcy Court approved an $86 million debtor-in-possession financing facility to fund the Debtors ongoing operating needs during its financial restructuring. The financing facility is being provided by a group of lenders led by Fleet Retail Finance Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
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                  Not Applicable.

         (b)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

                  Not Applicable.

         (c)      Exhibits

                  99.1 - List of Debtors.

                  99.2 - Press Release dated May 21, 2001 issued by the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2001

                                Lechters, Inc.
                                a New Jersey corporation


                                By: /s/ David Cully
                                    ------------------------
                                    Name: David Cully
                                    Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              List of Debtors.

99.2              Press Release dated May 21, 2001 issued by the Company.